                                                                   EXHIBIT 10.13



         SUBSCRIPTION AGREEMENT, dated as of this 10th day of May 2000 between POWERCHANNEL HOLDINGS, INC., a Delaware corporation (the "Company"), and Tom Brisco (the "Subscriber")

         WHEREAS, the Subscriber provides or has provided the Company with goods/and or services;

         WHEREAS, the Company is indebted to the Subscriber for such goods and/or services in the amount of $8,850.00 (the "Debt");

         WHEREAS, the Subscriber is willing to accept shares in the Company as payment and in full satisfaction of the Debt;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

I. SUBSCRIPTION FOR SHARES; REPRESENTATIONS BY SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to accept from the Company, as full payment and in full satisfaction of the Debt, and the Company agrees to issue and deliver to the Subscriber, 3,540 shares (the "Shares") of the common stock of the Company such that one Share shall be agreed to have the value of $2.50.

         1.2 The Subscriber recognizes that the acceptance of the Shares entails elements of risk of which it is aware. Subscriber acknowledges that (i) he/it may not be able to liquidate his/its investment; (ii) transferability of the Shares is extremely limited; and (iii) in the event of a disposition, he/it could sustain a significant, or even a complete, loss.

         1.3 The Subscriber acknowledges that he/it has prior investment experience, including investment in non-registered securities, such that he/it is able to evaluate the merits and risks of an investment in the Company, or that he/it has employed the services of an investment advisor, attorney or accountant to evaluate the merits and risks of such an investment on his/its behalf, that he/it recognizes the speculative nature of this investment; and that he/it is able to bear the economic risk he/it hereby assumes. The Subscriber also acknowledges that he/it and/or his/its representative(s) have been afforded the opportunity to make, and has or have made, all such inquiries as he/it and his/its representative(s) have deemed appropriate with respect to the Company and its affairs and prospects.

         1.4 The Subscriber acknowledges that:

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         1.5 The Subscriber is acquiring the Shares for his/her own account for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, the Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

         1.6 The Subscriber has adequate net worth and means of providing for his/its current needs and contingencies and to sustain a complete loss of his/its investment in the Company; the Subscriber's overall commitment to investments that are not readily marketable is not disproportionate to his/its worth, and the Subscriber's investment in the Shares will not cause such overall commitment to become excessive. The Subscriber has no present or anticipated need for liquidity of his/its investment in the Company. The investment of the Subscriber in the Company is reasonable in relation to his/its net worth and financial needs.

         1.7 The Subscriber acknowledges that his/it:

             (i) has been provided an opportunity to obtain any information concerning his/its investment, the Company and all other relevant information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

             (ii) has been given the opportunity to ask questions of, and receive answers from, the President of the Company concerning the terms and conditions of the investment; and

             (iii) has determined that the Shares are a suitable investment for him/it, that he/it has the financial ability to bear the economic risk of its investment in the Company (including the complete loss of its investment), has adequate means of providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company.

         1.9 Each certificate representing the Shares shall bear a legend substantially in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED BY THE REGISTERED OWNER FOR INVESTMENT AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND THE SECURITIES MAY NOT BE TRANSFERRED OR DISPOSED UNLESS (I) SUCH SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, IS OBTAINED TO THE EFFECT THAT SUCH TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE FOREGOING LEGEND SHALL BE REMOVED FROM THE CERTIFICATES REPRESENTING ANY SHARES, AT THE REQUEST OF THE HOLDER THEREOF, AT SUCH TIME AS THEY BECOME ELIGIBLE FOR RESALE PURSUANT TO RULE 144(K) UNDER THE SECURITIES ACT.

II.      REGISTRATION RIGHTS; LOCK-UP

         2.1 In the event the Company decides to register the shares of its common stock pursuant to a registration statement (a "Registration Statement") filed by the Company in connection with a firm commitment initial public offering under the Securities Act of 1933, as amended, (the "Securities Act"), covering the offer and sale of shares of common stock of the Company to the public (an "IPO"), the Company will grant the Subscriber the right to participate in such offering, subject to the limitations set forth below. The Subscriber hereby agrees that, if the foregoing Registration Statement is declared effective, he/it shall not sell or offer to sell any of the Shares for a period of 180 days from the effective date of such Registration Statement without the consent of both the managing underwriter of the IPO (should one exist), and/or the Company. The Company shall keep such Registration Statement effective and current until all the securities registered thereunder are sold or may be sold without any limitation under an appropriate exemption under the Securities Act.

         2.2 In any registration statement under this Section II, the Company shall bear all expenses and pay all fees incurred in connection with the filing and modification or amendment of such registration statement, exclusive of underwriting discounts and commissions payable in respect of the sale of the Shares and any attorneys' fees or other professional costs incurred by the Subscriber in connection with the Shares or the sale thereof.

         2.3 The Company shall indemnify the registered holder(s) of the Shares to be sold pursuant to any registration statement contemplated hereunder, the officers and directors of each such holder and each person, if any, who controls any such holder within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party and any third party) that any of them may incur under the Securities Act, the Exchange Act or any other statute or at common law and that have arisen from any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission (or alleged statement or omission) is derived from information furnished (or declined to be furnished) to the Company by or on behalf of such registered holder(s) for use in any preliminary prospectus, such registration statement or prospectus or any amendment or supplement thereof, or in any application, as the case may be.

III.     REPRESENTATIONS AND WARRANTIES BY THE COMPANY

         The Company represents and warrants to the Subscriber as follows:

         3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct the business that it presently conducts.

         3.2 The execution, delivery and performance of this Agreement by the Company has been duly authorized and approved by the Board of Directors of the Company, and all other necessary corporate action on the part of the Company in connection therewith has been taken. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforcement may be limited or effected by bankruptcy, insolvency, reorganization, moratorium and similar laws for the relief or benefit of debtors or by principles of equity.

         3.3 The Shares have been duly and validly authorized, and upon issuance the Shares will be duly and validly issued, fully paid and non-assessable. No authorization, approval of consent of any court, governmental authority or agency is necessary in connection with the issuance by the Company of the Shares to the Subscriber.

IV.      MISCELLANEOUS

         4.1 This Agreement shall not be changed, modified or amended except as expressly set forth in writing signed by the party to be charged therewith.

         4.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns, including, without limitation, affiliates of the Subscriber who acquire the Shares. This Agreement sets forth The entire agreement and understanding between the parties with respect to the subject matter hereof and merges and supersedes all prior or contemporaneous discussions, agreements and understandings (written or oral) of any and every nature between or among them.

         4.3 References herein to a person or entity in either gender include the other gender or no gender, as appropriate.

         4.4 This Agreement and its validity, construction and performance shall be governed in all respects by the internal laws of the State of Delaware, without giving effect to the choice or conflict of laws principles thereof.

         4.5 This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         4.6 The Company and the Subscriber will indemnify and save the other party, and the other party's affiliates, harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

         4.7 The Company reserves the right, in its sole discretion, to reject any subscription in whole of in part. This Agreement will be binding upon and enforceable against the Company only when countersigned by an authorized officer of the Company and delivered to the Subscriber.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.



                                           POWERCHANNEL HOLDINGS, INC.


                                           By /s/ James B. Gambrell
                                              ----------------------------------
                                              James B. Gambrell
                                              President



                                      29 Essex St., Apt, #7, New York, NY 10002
--------------------------------      ------------------------------------------
Signature of Subscriber                        Address of Subscriber


                                                   ###-##-####
--------------------------------      ------------------------------------------
Name of Subscriber                           Social Security Number
Tom Brisco